UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                           Date of Report May 18, 2004

                            BANK OF THE OZARKS, INC.
             (Exact name of registrant as specified in its charter)


        (State of Incorporation)   (Commission File No.) (IRS Employer I.D. No.)
                Arkansas                 0-22759               71-0556208



        12615 Chenal Parkway
        Little Rock, Arkansas                                       72231
        (Address of Principal Executive Office)                   (Zip code)


        Registrant's telephone number, including area code: 501- 978-2265


Item 5. Other Events and Regulation FD Disclosure

        Exhibits

             99.1 Press Release Announcing Ozark Capital Trust to Redeem Trust Preferred Securities


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BANK OF THE OZARKS, INC.
                                        ------------------------
                                           (Registrant)





Date:  May 18, 2004                   /s/  Paul Moore
                                      -----------------------------------
                                      Paul Moore
                                      Chief Financial Officer




  Exhibit No.      Document Description

     99.1          Press Release Announcing Ozark Capital Trust to Redeem Trust
                    Preferred Securities

                                       2